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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)           April 30, 2002
                                                 ------------------------


                           VION PHARMACEUTICALS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                               0-26534                    13-3671221
------------------------------            ---------------            --------------------
(State or Other Jurisdiction                (Commission                 (IRS Employer
     of Incorporation)                      File Number)             Identification No.)



     4 Science Park, New Haven, CT                                     06511
----------------------------------------                             ---------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events

         In a press release dated April 30, 2002, Vion Pharmaceutical, Inc. (the "Company") announced its results for the three-month period ended March 31, 2002.

         A copy of the press release is attached as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated April 30, 2002 announcing the results for the three-month period ended March 31, 2002.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               VION PHARMACEUTICALS, INC.



Date: May 1, 2002              By: /s/ Howard B. Johnson
                                   ---------------------------------------------
                               Name: Howard B. Johnson
                               Title: Vice President and Chief Financial Officer






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                                  EXHIBIT INDEX


     99.1 Press release dated April 30, 2002 announcing the results for the three-month period ended March 31, 2002.





                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'